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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this annual report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (33-60576, 333-91437, 333-39428, 333-04496, 333-89134) and Form S-3 (33-44453, 333-48964, 333-28309).



                                                ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 1, 2001